SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant             / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /   Preliminary proxy statement

/ X /   Definitive proxy statement

/   /   Definitive additional materials

/   /   Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   /   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
        14a-6(j)(2).

/  /   $500 per each party to the controversy  pursuant  to  Exchange  Act Rule
       14a-6(i)(3).

/  /   Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(4)  and
       0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1


(4)   Proposed maximum aggregate value of transaction:

/  /    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)    Form, schedule or registration statement no.:

(3)    Filing Party:

(4)    Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                   THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

               6803 South Tucson Way, Englewood, Colorado 80112

                   Notice Of Annual Meeting Of Shareholders
                          To Be Held April 16, 1998

To The Shareholders of The New York Tax-Exempt Income Fund, Inc.:

 Notice is hereby given that the Annual Meeting of the Shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:00 A.M., Denver time, on Thursday, April 16, 1998, or any adjournments thereof (the "Meeting"), for the following purposes:

 (1) To elect four Directors in Class II to hold office until the term of such class shall expire in 2001, or until their successors are elected and shall qualify;

 (2) To ratify the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1997 (Proposal No. 1); and

 (3)  To transact such other business as may properly come before the Meeting.

 Shareholders of record at the close of business on February 20, 1998, are entitled to notice of and to vote at the Meeting. The election of Directors and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of its nominees as Director and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.
                       By Order of the Board of Directors,


                                    Andrew J. Donohue, Secretary
                                    February 25, 1998


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                   THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

               6803 South Tucson Way, Englewood, Colorado 80112

                               PROXY STATEMENT

                        Annual Meeting Of Shareholders
                          To Be Held April 16, 1998


This Proxy Statement is furnished to the shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") in connection with the solicitation by the Fund's Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 11:00 A.M., Denver time, on April 16, 1998, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about February 25, 1998. For a free copy of the annual report covering the operations of the Fund for the fiscal year ending October 31, 1997, call Shareholder Financial Services, Inc., the Fund's transfer agent, at 1-800-647-7374.

 The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Directors named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Directors and on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Director and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon); (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment adviser), or by officers or employees of the Fund's investment adviser, personally, by telephone or facsimile or by other communication; any expenses so incurred will be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of February 20, 1998, the record date, there were 2,513,779 Shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Directors and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, the only person know by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the

Fund was Prudential Securities, Inc., One York Plaza, Floor 8, New York, New York 10004, which owned 349,072 shares (13.88% of the shares); Advest, Inc.,90 State House Square, Suite 5, Hartford Connecticut 06103, which owned 188,098 shares (7.48% of the shares); Smith Barney, Inc., 388 Greenwich Street, 30th Floor, New York, New York 10013-2375, which owned 161,140 shares (6.41% of the shares); and Paine Webber Incorporated, 1000 Harbor Boulevard, 6th Floor, Union City, New Jersey 07087-6727, which owned of record 135,084 shares (5.37% of the shares).

                             ELECTION OF DIRECTORS

The Articles of Incorporation of the Fund provide that the Board of Directors shall consist of three classes of Directors with overlapping three year terms. One class of Directors is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, four Class II Directors are to be elected for a three year term, as described below, or until the respective successors of each shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Directors of the Fund. The proxies being solicited cannot be voted for more than four nominees.

Three of the Class II nominees, C. Howard Kast, Robert M. Kirchner and Ned M. Steel are presently Directors of the Fund and have been previously elected by the Fund's shareholders. A fourth Class II nominee, George C. Bowen was appointed by the Fund's Board of Directors in December, 1997. Each nominee has agreed to be nominated and to serve as a Director. Class II Directors to be elected at the Meeting shall serve as such for a three year term. The classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Directors is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Real Asset Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund,
Oppenheimer International Bond Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Ms. Macaskill and Mr. Fossel who are Turstee or Directors of all the Denver-based Oppenheimer funds except they are not Trustee of Centennial New York Tax-Exempt Trust and are not Managing General Partners of Centennial America Fund, L.P. In addition, Mr. Bowen is not a Trustee or Director of Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Oppenheimer Integtiry Funds, Oppenhimer Strategic Income Fund, Centennial New York Tax-Exempt fund and is not a Manging General Partner of Centennial America Fund, L.P. Mssrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President, Mr. Swain is Chairman and Chief Executive Officer and Mr. Bowen is Vice President, Treasurer and Assistant Secretary of the Denver-based Oppenheimer funds.

The nominees and other Directors indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund or the Adviser due to the positions indicated with the Adviser or its affiliates or a securities dealer or other positions described. The year given below indicates when the nominees and the other Directors first became a trustee or director of any of the Denver-based Oppenheimerfunds without a break in service. If a nominee should be unable to accept election, the Board of Directors may, in its discretion, select another person to fill the vacant position. As of February 20, 1998, none of the Directors and officers of the Fund beneficially owned shares of the Fund.

                                                                  Term
Name and Other          Business Experience                       Currently
Information             During the Past Five Years                Expires

Class I

William A. Baker              Management Consultant.                 2000
first became a
Director in 1966.
Age:  83

Charles Conrad, Jr.           Chairman and Chief Executive           2000
first became a                Officer of Universal Space
Director in 1970.             Lines, Inc.(a space services
Age:  67                      management company); formerly
                              Vice President of McDonnell
                              Douglas Space Systems Co. and
                              associated with the National
                              Aeronautics and Space
                              Administration.

Raymond J. Kalinowski         Director of Wave Technologies          2000
first became a                International, Inc. (a computer
Director in 1988.             products training company)
Age:  68

Bridget A. Macaskill*+        President (since June 1991),           2000
first became a                Chief Executive Officer (since
Director in 1995.             September 1995) and a Director
Age: 49                       (since December   1994) of the
                              Adviser; President and Director
                              (since June 1991)of HarbourView,
                              a subsidiary of the Adviser;
                              Chairman and a director of SSI
                              (since August 1994), and SFSI,
                              transfer agent subsidiaries of the
                              Adviser (since September 1995);
                              President  (since  September  1995) and a director
                              (since  October 1990) of  Oppenheimer  Acquisition
                              Corp.   ("OAC"),   the  Adviser's  parent  holding
                              company;  President  (since  September 1995) and a
                              director(since   November   1989)  of  Oppenheimer
                              Partnership  Holdings,  Inc.,  a  holding  company
                              subsidiary   of  the   Adviser;   a  director   of
                              Oppenheimer  Real Asset  Management,  Inc.  (since
                              July  1996);   President  and  a  director  (since
                              October  1997) of  OppenheimerFunds  International
                              Ltd., an offshore  fund manager  subsidiary of the
                              Adviser ("OFIL") and Oppenheimer  Millennium Funds
                              plc (since October 1997); President and a director
                              of other  Oppenheimer  funds;  a  director  of the
                              NASDAQ  Stock   Market,   Inc.  and  of  Hillsdown
                              Holdings plc (a U.K. food company); formerly an Executive Vice President of the Adviser.













------------------------
* A Director who is an "interested person" of the Fund or the Adviser. + Not a Trustee of of Centennial New York Tax-Exempt Trust nor a
Managing  General Partner of Centennial America Fund, L.P.

Class II

George C. Bowen*#             Senior Vice President (since             1998
first became a                September 1987) and Treasurer
Director in 1997.             (since March 1985) of the Adviser;
Age: 61                       Vice President (since June 1983) and
                              Treasurer (since March 1985)
                              of the Distributor; Vice President
                              (since October 1989) and Treasurer
                              (since  April  1986) of  HarbourView;  Senior Vice
                              President (since February 1992),  Treasurer (since
                              July 1991) and a director (since December 1991) of
                              Centennial; President, Treasurer and a director of
                              Centennial Capital  Corporation (since June 1989);
                              Vice  President and Treasurer  (since August 1978)
                              and  Secretary  (since  April  1981)of  SSI;  Vice
                              President,  Treasurer and Secretary of SFSI (since
                              November  1989);  Treasurer  of  OAC  (since  June
                              1990);   Treasurer  of   Oppenheimer   Partnership
                              Holdings,   Inc.  (since   November  1989);   Vice
                              President and Treasurer of Oppenheimer  Real Asset
                              Management,   Inc.   (since  July   1996);   Chief
                              Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since
                              December 1995); an officer of other Oppenheimer funds.

C. Howard Kast                Formerly Managing Partner              1998
first became a                of Deloitte, Haskins &
Director in 1988.             Sells (an accounting firm).
Age:  76

Robert M. Kirchner            President of The Kirchner              1998
first became a                Company (management
Director in 1963.             consultants).
Age: 76

Ned M. Steel                  Chartered Property and                 1998
first became a                Casualty Underwriter; a
Director in 1963.             director of Visiting Nurse
Age:  82                      Corporation of Colorado.



------------------------
* A Director who is an "interested person" of the Fund or the Adviser. # Not a Trustee or Director of Oppenheimer Integrity Funds,
Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund,
Oppenheimer Variable Account Funds, Centennial New York Tax-Exempt Fund nor or Managing General Partner of Centennial America Fund

L.P.
Class III

Robert G. Avis*               Vice Chairman of A.G. Edwards          1999
first became a                & Sons, Inc.(a broker-dealer)
Director in 1993.             and A.G. Edwards, Inc. (its parent
Age:  66                      holding company); Chairman of
                              A.G.E. Asset Management and
                              A.G. Edwards Trust Company (its
                              affiliated investment adviser
                              and trust company, respectively).

Jon S. Fossel*#               Member of the Board of                 1999
first became a                Governors of the Investment
Director in 1990.             Company Institute (a national
Age:  56                      trade association of
                              investment companies), Chairman
                              of the Investment Company
                              Institute Education Foundation;
                              formerly Chairman and a director
                              of the Adviser; President
                              and a director of Oppenheimer
                              Acquisition Corp. ("OAC"), the
                              Adviser's parent holding company
                              and SSI and SFSI, transfer agent
                              subsidiaries of the Adviser.

Sam Freedman                  Formerly Chairman and Chief            1999
first become a                Executive   Officer of
Director in 1996.             OppenheimerFunds Services,
Age: 57                       a division of the Adviser
                             which is a transfer agent,
                             Chairman, Chief Executive
                             Officer and a director of SSI
                             and SFSI, Vice President and
                             director of OAC and a
                             director of the Adviser.

James C. Swain*               Vice Chairman of the Adviser;          1999
first became a                (since September 1988); formerly
Director in 1969.             President and a director of
Age:  64                      Centennial Asset Management
                              Corporation("Centennial"), an
                             investment adviser subsidiary of
                             the Adviser, and Chairman of the
                             Board of SSI.
------------------------
* A Director who is an "interested person" of the Fund.
# Not a Trustee of Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P.

Functions of the Board of Directors. The primary responsibility for the management of the Fund rests with the Board of Directors. The Directors meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Board were held in the fiscal year ended October 31, 1997 and all of the Directors were present for at least 75% of those meetings. The Directors of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Kast (Chairman), Freedman, and Kalinowski, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. Mr. Baker is an Ex-Officio Member of the Audit Committee. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Directors. The Audit Committee met 6 times during the fiscal year ended October 31, 1997 and all members attended at least 75% of the meetings held during this period. The Board of Directors does not have a standing nominating or compensation committee.

Remuneration of Directors and Officers. The officers of the Fund and certain Directors of the Fund (Ms. Macaskill, Mr. Swain and Mr. Bowen) who are affiliated with the Adviser receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1997. The compensation from all of the Denver-based Oppenheimerfunds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.


                                                            Total Compensation
                                    Aggregate               from all
                                    Compensation            Denver-based
Name and Position                   from Fund               Oppenheimer funds1

Robert G. Avis                      $271                    $63,501
  Director

William A. Baker                    $331                    $77,502
  Audit and Review
  Committee Ex-Officio
  Member2 and Director

Charles Conrad, Jr.                 $308                    $72,000
  Director3

Jon S. Fossel                       $270                    $63,277
  Director

Sam Freedman                        $284                    $66,501
  Audit and Review Committee
  Member2 and Director

Raymond J. Kalinowski               $306                    $71,561
  Audit and Review Committee
  Member2 and Director

C. Howard Kast                      $327                    $76,503
  Audit and Review Committee
  Chairman2 and Director

Robert M. Kirchner                  $307                    $72,000
  Director3

Ned M. Steel                        $271                    $63,501
  Director

         ------------------------

1 For the 1997 calendar year. 2 Committee positions effective July 1, 1997.
3 Prior to July 1, 1997,  Messrs.  Conrad and Kirchner  were also members of the
  Audit and Review Committee.

Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested Directors that enable them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds elected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account. None of the Directors have elected to participate in the Deferred Compensation Plan at this time.

Vote Required. The affirmative vote of a majority of the voting power of the shares present and entitled to vote is required for the election of a nominee as Director. The Board of Directors recommends a vote for the election of each nominee.

Officers of the Fund. Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the Fund's executive officers who are not Directors of the Fund, including their business experience during the past five years. Messrs. Bishop, Donohue, Farrar and Zack serve in a similar capacity with the other Denver-based Oppenheimerfunds.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 54.
      Senior Vice President of the Adviser (since 1993); an officer of other Oppenheimer funds.

AndrewJ.  Donohue,  Vice  President  and  Secretary;   Age:  47  Executive  Vice
      President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Adviser; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of
      HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September
      1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 49
      Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Adviser, Assistant Secretary of SSI (since May
      1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
      6803 South Tucson Way, Englewood,  Colorado 80112
      Vice President of the Adviser/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Scott T. Farrar, Assistant Treasurer; Age: 32
      6803 South Tucson Way, Englewood,  Colorado 80112
      Vice President of the Adviser/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October
      1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.


                 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                  (Proposal No. 1)

The  Investment   Company  Act  requires  that   independent   certified  public
accountants and auditors ("auditors") be selected annually by the Board of Directors and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 21, 1997, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning November 1, 1997. Deloitte also serves as auditors for the Adviser and certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but they will have the opportunity to make a statement if they desire to do so and they will be available should any matter arise requiring their presence. The Board of Directors recommends approval of the selection of Deloitte as auditors of the Fund.

                               Additional Information

The Adviser and the Transfer Agent.
Subject to the authority of the Board of Directors, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment Advisery agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $24,231 in expenses for the fiscal year ended October 31, 1997 for services provided by SFSI. United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI and provides such additional services as SFSI may request. The Adviser (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1997, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 827,181 shares of Class B voting stock, and (iii) 1,441,473 shares of Class C non-voting stock. This collectively represented 88.6% of the outstanding common stock and 95.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 405,090 shares of the Class B voting stock, representing 8.1% of the outstanding common stock and 3.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 607,342 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill and Messrs. James C. Swain and George C. Bowen, who serve as Directors of the Fund. Holders of OAC Class B and Class C common stock may put
(sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1996 to December 31, 1997, the only transactions by persons who serve as Directors of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800, Mr. Fossel, who sold 117,838 shares of Class B OAC common stock to MassMutual for an aggregate of $15,981,990 and Mr. Freedman, who surrendered to OAC 45,474 stock appreciation rights issued in tandem with the Class C OAC options, for a cash payment of $4,808,076. Messrs. Fossel and Freedman no longer hold any OAC stock or options.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; Robert C. Doll, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Craig Dinsell, Ronald H. Fielding, Thomas W. Keffer, Robert E. Patterson, Russell Read, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Adviser: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625-2807 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.



                          RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1998 and in such form as is required under, and otherwise meets the requirements of, the rules and regulations promulgated by the Securities and Exchange Commission.

                                   OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

            By Order of the Board of Directors,



            Andrew J. Donohue, Secretary

            February 25,1998






875PROX.98

                    THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
         PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD April 16, 1998

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                    Please detach at perforation before mailing.
---------------------------------------------------------------------------
The New York Tax-Exempt Income Fund, Inc.
Proxy for Annual Shareholders Meeting to be held April 16, 1998.

The undersigned shareholder of The New York Tax-Exempt Income Fund, Inc. (the "Fund") does hereby appoint Rendle Myer, Robert Bishop, Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held April 16, 1998, at 6803 South Tucson Way, Englewood, Colorado, 80112 at 11:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Directors and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.
                                                                            OVER
                                                                             875

The New York Tax-Exempt Income Fund, Inc./ Proxy for Annual Shareholders Meeting to be held April 16, 1998

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                    Please detach at perforation before mailing.
---------------------------------------------------------------------------

1. Election of Directors

   A) George C. Bowen
   B) C. Howard Kast
   C) Robert M. Kirchner
   D) Ned M. Steel

   ____ FOR all nominees listed           ____ WITHHOLD AUTHORITY
   except as marked to the contrary.      to vote for all nominees listed
   Instruction: To withhold authority     at left.
   to vote for any individual nominee,
   line out that nominee's name at left.


2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

      FOR____           AGAINST____             ABSTAIN____


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                                    Please read both sides of this ballot.